UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2008

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         United States                 000-52674              02-0783010
         -------------                 ---------              -----------
(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)        File Number)       Identification No.)


12 Main Street, Walden, New York                             12586
------------------------------------                         -----
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On July 28, 2008, Hometown Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at June 30, 2008 and for the three and six months ended June 30, 2008. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 8.01  Other Events
           ------------

     The Company also announced on July 28, 2008 that its Board of Directors approved a stock repurchase program to purchase up to 5% of the Company's outstanding shares (excluding shares held by Hometown Bancorp, MHC, the Company's mutual holding company), or up to 53,561 shares for a period of up to 12 months. The repurchases will depend on certain factors, including but not limited to, market conditions and prices, the Company's liquidity requirements and alternative uses of capital. Any repurchases will be held as treasury stock and will be available for general corporate purposes. The Company anticipates conducting such repurchases in accordance with a Rule 10b5-1 trading plan administered by a broker dealer.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated July 28, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMETOWN BANCORP, INC.
                                       ----------------------
                                       (Registrant)



Date: July 29, 2008                    By: /s/ Stephen W. Dederick
                                           ------------------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer